<PAGE i>

                             	SCHEDULE 14A
                            	(Rule 14a-101)

                 	INFORMATION REQUIRED IN PROXY STATEMENT

                        	SCHEDULE 14A INFORMATION
             	Proxy Statement Pursuant to Section 14(a) of the
                       	Securities Exchange Act of 1934

Filed by the registrant     [X]
Filed by a party other than the registrant   [  ]
Check the appropriate box:
[X]    Preliminary proxy statement					[ ]   Confidential, for Use of the
[ ]   Definitive proxy statement				         Commission Only (as permitted by
[ ]    Definitive additional materials				   Rule 14a-6(e)(2)
[ ]    Soliciting material pursuant to
       Rule 14a-11(c) or Rule 14a-12

                  CREATIVE LEARNING PRODUCTS, INC.
----------------------------------------------------------------------------
           	(Name of Registrant as Specified in Its Charter)

                  CREATIVE LEARNING PRODUCTS, INC.
----------------------------------------------------------------------------
           	(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x]		$125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ]		$500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
[ ]		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)  Title of each class of securities to which transaction applies:


	(2)  Aggregate number of securities to which transactions applies:


	(3)	  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1) /


	(4)	  Proposed maximum aggregate value of transaction:


	(5)	  Total fee paid:



  [ ]  Fee paid previously with preliminary materials.

	[ ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

			(1)	Amount previously paid:

			(2)	Form, schedule or registration statement no.:


			(3)	Filing party:


			(4)	Date filed:


---------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

<PAGE ii>

                     CREATIVE LEARNING PRODUCTS, INC.
                         	150 Morris Avenue
                     	Springfield, New Jersey  07081

                 	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of
CREATIVE LEARNING PRODUCTS, INC.


	The Annual Meeting of Shareholders of Creative Learning Products, Inc., (the "Company") will be held at the offices of Gold & Wachtel, LLP, 110 East 59th Street, New York, New York, 10022, 27th Floor, on Friday, April 18, 1997, at 10:00 a.m., Eastern Standard Time (the "Annual Meeting"), for the following purposes:

	1.	To elect seven directors to serve for a one-year term until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

	2.	To ratify the appointment of BDO Seidman, LLP as independent public accountants of the Company and its subsidiaries for the fiscal year ending May 31, 1998.

	3.	To approve a change of the name of the Company from Creative
    Learning Products, Inc. to Creative Gaming, Inc.

	4.	To approve an increase in the number of authorized shares of the
    Common Stock, no par value, of the Company from 25,000,000 shares to 100,000,000 shares.

	5.	To transact such other business as may come before the Annual
    Meeting or any adjournment thereof.



Only Shareholders of record at the close of business on March 17, 1997 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                            						By Order of the Board of Directors

                           						/s/Carol A. Kulina - Jegou
                                 ---------------------------

                           						Carol A. Kulina - Jegou
                           						Secretary


March 20, 1997



<PAGE iii>

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE ANNUAL MEETING OR, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

<PAGE 1>

                      	CREATIVE LEARNING PRODUCTS, INC.
                           	150 Morris Avenue
                      	Springfield, New Jersey  07081

                             	PROXY STATEMENT
                      	ANNUAL MEETING OF SHAREHOLDERS
                              	April 18, 1997

	This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Creative Learning Products, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual
Meeting") to be held on Friday, April 18, 1997 or at any adjournment thereof. The purposes for which the Annual Meeting is to be held are set forth in the preceding Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about March 20, 1997 to holders of record of the Company's Common Stock, no par value (the "Common Stock"), as of the close of business on March 17, 1997 (the "Record Date"), which has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting.

                          	VOTING SECURITIES

	On the Record Date, _____________ shares of the Common Stock, which is the only class entitled to vote at the Annual Meeting, were issued and outstanding. Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such shareholder as of the close of business on the Record Date. A plurality of the votes cast at the Annual Meeting shall be necessary to elect a director. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting shall be necessary to approve the selection of the independent auditors. The affirmative vote of a majority of the outstanding shares of the Common Stock shall be necessary to approve the Company's name change and to increase the number of authorized shares of the Common Stock.

	Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares represented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention: Carol A. Kulina-Jegou, Secretary) at its principal executive office or in person at the Annual Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. The principal executive office of the Company is located at the above address.

	The majority of all the outstanding Common Stock constitutes a quorum at the Meeting. Abstentions and broker non-votes are treated for purpose of determining a quorum at the Meeting and not treated as a vote for or against a proposal.

<PAGE 2>

	A shareholder shall have no right to receive payment for his, her or its shares as a result of shareholder approval of any proposal in the Notice of Annual Meeting.

                  PROPOSAL ONE:  ELECTION OF DIRECTORS

Nominees for Election of Directors

	Five directors will be elected at the Annual Meeting to serve for a one-year term until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

	Proxies received in response to this solicitation, unless specified otherwise, will be voted in favor of the seven nominees named below. Peter J. Jegou and Carol A. Kulina-Jegou are the only members of the current Board of Directors, having been elected at the last Annual Meeting of Shareholders held on January 12, 1994. If a nominee should not be available for election as contemplated, the management proxy holders will vote for such lesser number of directors as are available to serve or will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than seven nominees.

	The following table sets forth certain information, as of the Record Date, concerning the nominees for election of directors of the Company, two of whom are currently serving as directors of the Company. The information has been furnished to the Company by the individual named. For information as to the shares of the Common Stock held by each nominee, see the section "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.


                    			 		   Year First
					                        Elected
Name of Nominee	      Age	   Director	    Positions and Offices with the Company
---------------       ---    --------     --------------------------------------

Peter J. Jegou		       49		    1988			     Chairman, Chief Executive Officer,
                                          	President and Director

Carol A. Kulina-Jegou	 47		    1988			      Secretary and Director

Robert W. Berend	      65		     N/A			      None

Harvey I. Freeman	     58		     N/A			      None

Lee S. Rosen		         43		     N/A			      None

____________		        __		     N/A			       None
____________		        __		     N/A			       None

<PAGE 3>

Family Relationships of Nominees

	Peter J. Jegou and Carol A. Kulina-Jegou are husband and wife. There are no other family relationships among the directors and executive officers of the Company.

Business History of Nominees

	Each of Peter J. Jegou and Carol A. Kulina-Jegou has had as his or principal occupation for more than the past five years an executive position with the Company and/or its then subsidiaries. (The Company and its operating subsidiaries are collectively referred to herein as "CLP".) Effective December 31, 1995, Ms. Kulina-Jegou ceased to serve CLP as an executive officer and an employee.

	Robert W. Berend has for more than the past five years been a partner of Gold & Wachtel, LLP, general counsel to the Company. From July 1976 to January 1986, he served as Senior Vice President, Secretary, General Counsel and (until
1984) a director of Management Assistance Inc. ("MAI"), a then computer manufacturer and supplier of software and service listed on the New York Stock Exchange. From January 1986 to December 31, 1996, he served as a Trustee of the Management Assistance Inc. Liquidating Trust, a publicly traded trust liquidating MAI pursuant to the Internal Revenue Code.

	Harvey Freeman, a real estate and gaming consultant for more than the past five years, is currently assisting CGI in the exploration and development of gaming opportunities across the United States. He has been involved in the development, management, financing, and operation of major business enterprises for over 30 years. Mr. Freeman served as Executive Vice President of the Trump Organization for 11 years ending in 1991 and was instrumental in the development, financing , and management of its casino hotel operation from inception. Mr. Freeman served as a member of the three person Executive Committee (Board of Directors equivalent for private holdings) and as Chairman of the Audit Committee for Trump Plaza Hotel Casino, Trump's Castle Hotel Casino and Trump Taj Mahal Hotel Casino in Atlantic City, New Jersey. Mr. Freeman also served on the Board of Directors or other supervising committees of Trump Organization investments including, non-casino hotels, residential and office developments, airline interests planned unit developments and retail operations. In addition, Mr. Freeman is a licensed attorney in the state of New York and currently serves on the Board of Directors of Amrep Corp. (NYSE).

	During the past five years, Lee S. Rosen has been employed by registered broker-dealer firms as follows: He is currently employed by First Colonial Securities Group, Inc. which firm he joined in October 1996. From July
1995 until October 1996, he was employed by Donald & Co. Securities Inc.
From April 1994 until June 1995, he was employed by Kidder Peabody & Co., Incorporated ("Kidder") or, after Kidder was acquired by PaineWebber Incorporated ("PaineWebber") in January 1995, by PaineWebber. Prior to working for Kidder, from April 1993 until April 1994, Mr. Rosen was employed by Shearson, Lehman, Hutton & Co.,

<PAGE 4>

Inc. ("Shearson") or, after Shearson was acquired by Smith Barney, Inc. ("Smith Barney") in September 1993, by Smith Barney. From September 1991 until April 1993, he was employed by Raymond James & Associates, Inc

Committees and Board Annual Meetings

	Because there are currently only two directors, the Board has not established any standing audit, nominating or compensation committees. During the fiscal year ended May 31, 1996 ("fiscal 1996"), the Board of Directors held no meetings and acted by written consent on 30 occasions.

                             	MANAGEMENT

Directors and Executive Officers

	The following table contains information concerning the current directors and executive officers of the Company as of January 31, 1997:


                                       										            Year First
										                                                   Became
										                                                   Director or
						                         Position(s)			                Executive
Name			           	    Age		   with Company			               Officer
----                   ---     ------------                  ----------

Peter J. Jegou			      49		    Chairman of the Board         1988
                               of Directors, President,
                 										    Chief Executive
                          	    Officer and Director

Carol A. Kulina-Jegou		47		    Secretary and Director		      1988

Walter J. Krzanowski		 54		    Treasurer, Chief Financial    1995
                       								and Chief Accounting
                               Officer

	Mr. Jegou and Ms. Kulina-Jegou were elected as directors by the shareholders at the Annual Meeting held on January 12, 1994. Each director serves until the next Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualifies. Executive officers are elected by the Board to serve at the discretion of the directors.

<PAGE 5>

Business History

	Each of Peter J. Jegou and Carol A. Kulina-Jegou has had as his or her principal occupation for more than the past five years an executive position with the Company and/or its then subsidiaries. Effective December 31, 1995, Ms. Kulina-Jegou ceased to serve CLP as an executive officer and an employee.

	Walter J. Krzanowski has been Chief Financial Officer and Chief Accounting Officer of the Company since July 7, 1995 and Treasurer of the Company since November 4, 1996. From January to June 1995, Mr. Krzanowski served as an independent consultant providing financial services to the Company. From September 1993 to December 1994, Mr. Krzanowski was self-employed, acting as a consultant to a number of companies, providing accounting, financial reporting and data processing services. From April 1986 to August 1993, Mr. Krzanowski held various financial and management information services positions, including Director of Finance for Zenith Laboratories, Inc., a generic pharmaceutical company. Prior to joining Zenith Laboratories, Mr. Krzanowski held various financial positions with Hoffmann-LaRoche, Inc., a major pharmaceutical company, from 1966 to 1986.

Family Relationships

	Peter J. Jegou and Carol A. Kulina-Jegou are husband and wife. There are no other family relationships among the directors and executive officers of the Company.

Executive Compensation

	The Company has not adopted any plan providing for stock appreciation rights, restricted stock, stock options, phantom stock or similar type of stock benefits and has no other long-term incentive plan in effect. The Company has, from time to time, issued to employees of CLP shares of the Common Stock as additional compensation for their services, including 10,000 shares to the Chief Executive Officer of the Company in the fiscal year ended May 31, 1996 ("fiscal 1996"). See, however, the section "Stock Options and Warrants to Directors and Certain Officers" under this caption "Management." There was no other executive officer whose compensation exceeded $100,000 in fiscal 1996.
As indicated in the ensuing tables, only the Chief Executive Officer of the Company had been granted stock options through the end of the fiscal year ended May 31, 1995 ("fiscal 1995). On July 7, 1995, Walter J. Krzanowski, the Chief Financial and Chief Accounting Officer of the Company, was granted an option expiring July 6, 2000 to purchase 15,000 shares of the Common Stock at $1.50 per share. See also the section "Stock Options and Warrants to Directors and Certain Officers" under this caption "Management."

Summary Compensation Table

	The following table sets forth summary compensation information paid or awarded for fiscal 1996, fiscal 1995 and the fiscal year ended May 31, 1994 ("fiscal 1994") by the Company to

<PAGE 6>

its Chief Executive Officer and each of CLP's most highly compensated executive officers who served at the end of fiscal 1996 whose total annual salary bonus exceeded $100,000 (there being none):


                   		   Annual Compensation           			   Long Term Compensation
                        -------------------                 ----------------------
                                                                    Awards			               Payouts
                                                          --------------------     -----------------------
Name and						                          Other
Principal			    	                       Annual	 	         Restricted	    Stock       LTIP
Position	         Year Salary	   Bonus	 Compensation(1)   Stock Award    Options(#)  Payouts     All Other
---------         ---- ------    -----  ---------------   -----------    ----------  ($)         Compensation
                                                                                     -------     ------------
Peter J. Jegou		  1996	$159,346	   0	    $11,807      		   10,000		             0	        0	            0
Chief Executive   1995	$152,957	   0	    $15,921		              0		       550,000		       0           	 0
Officer           1994	$141,633(2)	0	    $14,595		              0		       125,000 		      0 	           0

_____________________

(1)	Automobile expenses.

(2) Mr. Jegou was entitled to receive $171,357 in salary during fiscal 1994. Due to the serious financial constraints under which the Company was then operating, Mr. Jegou waived $29, 724 in compensation which amount was credited to additional paid-in capital.

Stock Option Grants for Fiscal Year Ended May 31, 1996

	No grants of stock options were made during fiscal 1996 to the sole executive officer named in the Summary Compensation Table.

Aggregated Stock Option Exercises in Last Fiscal Year and
Fiscal Year-End Stock Option Values

	No stock options were exercised during fiscal 1996 by any person named in the Summary Compensation Table holding stock options which were eligible to be exercised. The following table set forth the fiscal 1996 ending stock option values of the sole executive officer named in the Summary Compensation Table:

                                   								              Value of
								                                                 Number of      	Unexercised
                                   								              Unexercised	    in the Money
                                   								              Options at	     Options at
                                   								              FY-End		        FY-End
                 Shares				            Value 		          Exercisable/	   Exercisable/
Name		           Acquired	 Received		  Unexercisable     Unexercisable	  Unexercisable
----             --------  --------    -------------     -------------   -------------

Peter J. Jegou	    0		       0		         0		             $325,000/		     $262,813/0 (1)
								                                                 $350,000

<PAGE 7>
______________________

(1)	Based on the closing price on May 31, 1996 ($1.8125) as quoted in the
Nasdaq System and 	reported by the NASD.

Stock Options and Warrants to Directors and Certain Officers

	During fiscal 1995 and the fiscal year ended May 31, 1997, the Company issued the stock options and the warrant hereinafter described to Peter J. Jegou, its Chairman of the Board, President and Chief Executive Officer and a director, and Carol A. Kulina-Jegou, its Secretary and a director and, until December 31, 1995, its Executive Vice President. The exercise prices of all of the stock options and the warrants were below the fair market value of the Common Stock on the respective date of grant.

	1.	On November 7, 1994, the Company granted to Mr. Jegou a stock option expiring November 6, 1999 to purchase 150,000 shares of the Common Stock at
$.75 per share.  The consideration for this grant was Mr. Jegou's agreement not to have his 10% Note due April 29, 1995 (the "10% Note") in the then principal amount of $167,000 prepaid in March 1994 as were the 10% Notes of the other noteholders.  During fiscal 1994 and fiscal 1995, payments of $70,150 and
$96,850, respectively, were made to Mr. Jegou with respect to the 10% Note.

	2.	On November 7, 1994, the Company granted to Mr. Jegou a stock option expiring November 6, 1999 to purchase 400,000 shares of the Common Stock at
$1.00 per share.  The consideration for this grant was Mr. Jegou's services in connection with a gaming project (the "Gaming Project").  The stock option became exercisable as to 50,000 shares on May 7, 1995 and the balance was to become exercisable in installments based upon the occurrence of specified developments in the Gaming Project.  On September 3, 1996, in consideration of the fact that consummation of the Gaming Project was not likely to occur, at least not during the next two years, the stock option was amended to become exercisable as to the remaining 350,000 shares whenever a gaming vessel was to be put into service.

	3.	On November 7, 1994 the Company granted to Ms. Kulina-Jegou a stock option expiring November 6, 1999 to purchase 50,000 shares of the Common Stock at $1.00 per share.  The consideration for the stock option was her years of service to CLP and her then contemplated retirement.  The stock option first became exercisable on December 31, 1995 when Ms. Kulina-Jegou resigned as
Executive Vice President, and retired as an employee of the Company.

	4.	On August 7, 1996, the Company granted to Mr. Jegou a warrant expiring August 6, 1999 to purchase, commencing February 7, 1997, 1,500,000 shares of the Common Stock at $.75 per share. The consideration for the warrant was Mr. Jegou's services in developing alternative gaming projects for a subsidiary of the Company. Mr. Jegou has exercised the warrant as to 1,000,000 shares, 500,000 shares at $.25 per share each on December 26, 1996 and on January 16, 1997,

<PAGE 8>

after the Board on November 29, 1996 and January 5, 1997, respectively, lowered the exercise price to $.25 per share and waived the prohibition on exercise until February 7, 1997 as to such shares.

Compensation to Directors

	No compensation is paid to a director as such, for his or her services, but, by resolution of the Board of Directors, a fixed sum and expenses for actual attendance at each regular or special meeting of the Board may be authorized.

Employment Agreements

	On September 25, 1996, the Company entered into a three-year employment agreement with Peter J. Jegou, its Chairman of the Board, President and Chief Executive Officer, providing for a base annual salary of $200,000 and an incentive bonus arrangement to be determined.

Compliance with Section 16(a) of the Exchange Act

	Based only upon a review of Forms 3, 4 and 5 filed under Section 16(a) of the Exchange Act, the Company is not aware of any director or officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act during fiscal 1996 or prior years. Except as identified under the caption "Security Ownership of Certain Beneficial Holders and Management," the Company is not aware of any beneficial owner of 10% or more of the outstanding shares of the Common Stock, which is the only security of the Company registered under Section 12 of the Exchange Act. The Company believes that David Slyman filed late a Form 3 relating to his beneficial ownership in fiscal 1995 and that none of Lee S. Rosen, Zimco S.A. and Patyam Stiftung had any obligation to file pursuant to
Section 16(a) of the Exchange Act during fiscal 1996.

Certain Transactions

	Carol Kulina-Jegou, the Secretary and a director of the Company, owns the copyrights for the children stationary, card and paper activity products of Kards for Kids. Ms. Kulina-Jegou also owns the following registered trademarks: "Mommy I Can Do It Myself", "Kards for Kids" and "Mommy I Can
Learn Myself."  Pursuant to a Trademark License Agreement dated January 15,
1987, effective retroactive to May 18, 1986 (the "Trademark License"), Ms. Kulina-Jegou retains the right to inspect the materials, manufacturing and recording processes employed by Kards for Kids, Inc. in the manufacturing of the prerecorded video cassette tapes in order to maintain quality control over the products. The Trademark License has remained effective subsequent to the resignation of Ms. Kulina-Jegou effective December 31, 1995. See the section "Business History" under this caption "Management." Ms. Kulina-Jegou is in the process of negotiating with Kards for Kids, Inc. a royalty for the copyrights and trademarks, which royalty will not exceed 5% of gross revenues as previously agreed.

<PAGE 9>

	Although Lee S. Rosen, a nominee for election as a director, was not a director at the time, on April 16, 1996, the Company, pursuant to a consulting agreement for financial and public relations services, issued to Lee S. Rosen a Common Stock purchase warrant expiring April 15, 1999. On August 7, 1996, the Company entered into a new consulting agreement with Mr. Rosen pursuant to which Mr. Rosen agreed to assume the financial and public relations services to be performed by another person and to assist in obtaining docking for the small business issuer's gaming vessel project. The Company issued to Mr. Rosen Common Stock purchase warrants expiring April 15, 1999 and August 6, 1999 to purchase, commencing February 7, 1997, 2,000,000 and 1,000,000 shares, respectively, of the Common Stock at $.75 per share.


      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

	The following table sets forth certain information, as of the Record Date, with respect to (1) any person or "group" who owned beneficially more than 5% of the Common Stock; (2) each director of the Company; (3) the Chief Executive Officer of the Company; (4) each other executive officer of the Company who was paid more than $100,000 in fiscal 1996 (of which there were none), and (5) all directors and executive officers as a group. Each beneficial owner has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock reported in the table, except that the Common Stock purchase warrants and stock options described in the notes below do not have any voting power until exercised and may not be sold or otherwise transferred except in compliance with the Securities Act.

		                                  Number of Shares
Name and Address			                 Beneficially Owned	 	  Percentage(1)
----------------                    ------------------     -------------

David Slyman			                     5,488,520(2)			           25.4%
2019 Ford Road
Sheffield, AL  35660

Lee S. Rosen			                     2,200,000(3)			           10.5%
17332 Saint James Court
Boca Raton, FL  33496


<PAGE 10>


        					                       Number of Shares
Name and Address			                 Beneficially Owned	 	     Percentage(1)
----------------                    ------------------        -------------

Waal Investment Ltd.		              1,589,058(4)			           8.2%
c/o Royce Investments Group, Inc.
199 Crossways Park Drive
Woodbury, NY  11797

North West Holding, Ltd		           1,249,181(5)			           6.5%
c/o Royce Investment Group, Inc.
199 Crossways Park Drive
Woodbury, NY  11797

Peter J. Jegou (6)(7)		             2,353,898(8)			           11.9%
150 Morris Avenue
Springfield, NJ  07081

Carol A. Kulina-Jegou (7)(9)	       220,000(10)			            1.2%
150 Morris Avenue
Springfield, NJ  07081

All directors and			                2,638,898(8)(10)(11)		    13.3%
executive officers as
a group (3 persons)

___________________

1.	The percentages computed in this column of the table are based upon
   18,398,727 shares of the Common Stock outstanding as of the Record Date, which amount includes 150,000 shares held in escrow as security in the event a creditor of Roburn International Corporation ("Roburn"), a non-operating wholly-owned subsidiary of the Company, asserts a claim against a purchaser of the Roburn assets and is not otherwise satisfied and excludes
   (a) 1,333,333 shares to be issued to a consultant as a bonus, (b) 22,997 shares to be issued in satisfaction of claims to dividends upon conversion of the Company's Series A Preferred Stock, $1.00 par value (the "Series A Preferred Stock"), and (c) 54,740 shares issuable in settlement of trade creditors claims against a subsidiary of the Company. Effect is given, where appropriate, pursuant to Rule 13d-3(d)(3)(i) under the Securities Exchange Act (the "Securities Exchange Act of 1934, as amended (the "Exchange Act")), to shares issuable upon the exercise of warrants and stock options which are currently exercisable or exercisable within 60 days of January 31, 1997. Effective is also given, where appropriate in the following notes, to the antidilution provisions of the warrants as of January 31, 1997. All warrants and stock options in the following notes are currently exercisable unless otherwise stated.

<PAGE 11>

2.	According to a Schedule 13D filed by the holder under the Exchange Act, the holder acquired the shares reported in the table from Bennett Management &
   Development Corp., the purchaser in a private placement pursuant to regulation D on September 8, 1994.  The shares include 3,238,520 shares of the Common Stock issuable upon the exercise of a warrant expiring on March
   7, 1998

3.	The shares reported in the table include (a) 1,500,000 shares issuable upon the exercise of a warrant expiring April 15, 1999 and (b) 1,000,000 shares issuable upon the exercise of a warrant expiring August 6, 1999.

4.	The shares reported in the table include (a) 106,330 shares issuable upon the exercise of warrants expiring between July 20, 2000 and October 18, 2000 and (b) 835,059 shares issuable upon the exercise of a warrant expiring March 5, 1998.

5.	The shares reported in the table include (a) 34,026 shares issuable upon the exercise of a warrant expiring December 26, 2000, (b) 262,458 shares issuable upon the exercise of a warrant expiring March 5, 1998, (c) 37,783 shares issuable upon the exercise of warrants expiring between February 28 and May 6, 2001 and (d) 393,824 shares issuable upon the exercise of a warrant expiring March 5, 1998.

6.	Chairman of the Board, President and Chief Executive Officer of the
   Company.

7.	Peter J. Jegou and Carol A. Kulina-Jegou are husband and wife.  Each disclaims beneficial ownership of the other's shares.

8.	The shares reported in the table include those issuable upon the exercise of (a) a stock option expiring May 18, 1999 to purchase 125,000 shares of the Common Stock, (b) a stock option expiring November 6, 1999 to purchase 150,000 shares of the Common Stock, (c) a stock option expiring November 6, 1999 to purchase 50,000 shares of the Common Stock, (d) a warrant expiring one year from the effective date of the Company's Registration Statement on Form SB-2, File No. 333-19663, to purchase 16,000 shares of the Common Stock, (e) warrant expiring April 29, 1998 to purchase 231,948 shares and
   (f) 1,000,000 shares issuable upon the exercise of a warrant, expiring
   August 6, 1999. The shares reported in the table do not include (a) 350,000 shares issuable upon the exercise of a stock option expiring November 6, 1999 as to which the stock option is not currently exercisable or exercisable within 60 days of January 31, 1997 and (b) 3,856 shares of the Common Stock to be issued to Mr. Jegou in lieu of any claim by him to accumulated but undeclared and unpaid dividends on the Series A Preferred Stock, 51,412 shares of which he converted as of May 31, 1994 into 12,853 shares of the Common Stock.

9.	A director and the Secretary of the Company.

<PAGE 12>

10.	The shares reported in this table include those issuable upon the exercise of a stock option expiring November 6, 1999 to purchase 50,000 shares of the Common Stock.

11.	The amount reported in the table includes (a) 50,000 shares of the Common
    Stock beneficially owned by an executive officer of the Company and (b) 15,000 shares issuable upon the exercise of a stock option expiring July 6, 2000 held by such offer.


             	PROPOSAL TWO:  APPOINTMENT OF INDEPENDENT AUDITORS

	The Board of Directors has reappointed BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending May 31, 1998. BDO Seidman, LLP served as independent auditors for the Company for the first time in fiscal 1995. Shareholder approval requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting.

	The Board is seeking shareholder approval of its selection of BDO Seidman, LLP. The Business Corporation Act of the State of New Jersey does not require the approval of the selection of independent auditors by the Company's shareholders; however, in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that shareholders pass upon the selection of auditors. In the event that shareholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

	A representative of BDO Seidman, LLP will be present at the Annual Meeting. The Company has been informed that the representative does not intend to make any statement to the shareholders at the Annual Meeting, but will be available to respond to appropriate questions from shareholders.

       PROPOSAL THREE:  APPROVAL OF THE CHANGE OF THE NAME OF THE COMPANY

	The Board of Directors of the Company deems it advisable and in the best interest of the Company that the Company change its name from Creative Learning Products, Inc. to Creative Gaming, Inc. and pursuant to a unanimous consent of the Board dated February 20, 1997, the Board adopted the following resolution:


		"RESOLVED, that, subject to shareholder approval at the Annual Meeting of Shareholders to be held on April 11, 1997, or at any adjournment thereof, the name of the Company be changed from Creative Learning Products,
  Inc. to Creative Gaming, Inc.; that

<PAGE 13>

  counsel to the Corporation be, and such firm hereby is, authorized to prepare the Certificate of Amendment of the Certificate of Incorporation of the Company setting forth such name change in the form complying with the Business
  Corporation Act of the State of New Jersey; and that the proper officers of the Company be, and they hereby are, authorized and directed to execute and cause said
  Certificate to be filed with the Secretary of State of New Jersey with such changes thereto that they deem necessary and appropriate in order to effect the purposes and intent of this resolution."


	The Company was incorporated on August 31, 1988 to provide management and administrative services to its wholly-owned subsidiaries. Since February 1994, the Company has been engaged in the process of attempting to convert CLP from an entity offering only a line of children's products and writing instruments into an entity which primarily would be offering gaming facilities and equipment, a hotel convention center, a theme park and a time sharing facility and entertainment to its customers. Management intends that the primary future focus of CLP will be on various gaming projects conducted on behalf of the Company through Creative Gaming International, Inc., a wholly-owned subsidiary of the Company incorporated in March 1994 or CGI Vessel, Inc., a wholly-owned subsidiary of the Company incorporated in December 1996.

	The Board believes that a new name - such as Creative Gaming, Inc. - will better describe the future operations of the Company or CLP.

	The Board recommends a vote FOR the foregoing resolution in order that the Company's corporate name better reflect the business it conducts. Approval of the name change requires the affirmative vote of a majority of all of the outstanding shares entitled to vote at the Annual Meeting and proxies not marked to the contrary will be so voted at the Annual Meeting.

PROPOSAL FOUR:  APPROVAL OF THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF
                             COMMON STOCK

	The Board of Directors of the Company has approved and recommends an Amendment to Article IV of the Certificate of Incorporation of the Company to increase the authorized shares of the Common Stock from 25,000,000 to 100,000,000. There will be no change effected in the par value of the Common Stock, which will remain as no par value. The failure to adopt this proposal will put the Company in the position of potentially being unable to fulfill its obligations to issue shares upon the exercise of outstanding stock options and warrants.

	As of the Record Date, there were [18,398,727] shares of the Common Stock outstanding, and there were reserved, as of such date, an aggregate of [17,286,662] shares of the Common Stock, consisting of (1) 14,845,592 shares reserved for the exercise of warrants; (2) 1,030,000 shares

<PAGE 14>

reserved for the exercise of options; (3) 1,333,333 shares reserved to be issued to a consultant as a bonus; (4) 22,997 shares reserved to be issued in lieu of claims to dividends on the Series A Preferred Stock of which Peter J. Jegou, the principal executive officer and a director of the Company, would receive 3,856 shares as a result of his conversion of 51,412 shares of the Series A Preferred Stock into 12,853 shares of the Common Stock; and (5) 54,740 shares to be issued in partial settlement of trade creditor claims against a subsidiary of the Company, the operations of which subsidiary have been discontinued. None of the warrants are owned by executive officers or directors of the Company except that Mr. Jegou holds warrants to purchase an aggregate of 1,247,948 shares and stock options to purchase an aggregate of 675,000 shares. Carol Kulina-Jegou, a director, holds an stock option to purchase 50,000 shares. Walter J. Krzanowski, the principal financial and accounting officer of the Company, holds an stock option to purchase 15,000 shares. Due to the antidilution provisions in certain of the warrants, the number of shares of the Common Stock reserved for issuance may in the future be further adjusted. An aggregate of [35,685,389] shares of the Common Stock would be outstanding if all of the shares reserved as of the Record Date were issued. Accordingly, the authorization of shares would be exceed by [10,685,389] shares. In addition, because of the Company's financing requirements, additional shares will likely be issued, whether made subject to additional Common Stock purchase warrants and stock options or issued directly. Recognizing that CLP requires approximately $25,000,000 to launch its gaming vessel project, management must seek financing for this purpose. In addition, CLP will require substantial funding if it proceeds with a proposed Indian gaming facility in Seneca, Missouri. The inability to have sufficient shares of the Common Stock to use in these potential financings would terminate CLP's proposed Gaming Projects until funds could otherwise be obtained. There is no assurance that any or all of the foregoing financings will be consummated.

	In addition, the Board deems it advisable to be in a position to grant stock options in the future as an incentive for attracting and retaining qualified and competent employees by providing them with the ability to acquire a proprietary interest in the company through ownership of the Common Stock. The Company currently has no such stock option plan.

	The Board has in the past issued shares of the Common Stock to employees as additional compensation, granted stock options to consultants for services to be rendered and has issued shares of the Common Stock in settlement of claims. The Board deems it advisable to have shares of the Common Stock available for such purposes in the future.

	Although the Board has no specific company as to which its stock or assets would be acquired under consideration, the Board believes that, should an appropriate acquisition opportunity present itself in the future, the Company should have the flexibility to use shares of the Common Stock instead of, or in addition to, cash to effect such an acquisition.

<PAGE 15>

	Except as described in the preceding four paragraphs, there are no other proposals for use of the Common Stock which have been approved or which are currently under consideration by the Board of Directors.

Effect on Shareholders

	Holders of the Common Stock have no preemptive rights and are entitled to dividends when and if declared by the Board of Directors (see the second succeeding paragraph). Each holder of the Common Stock has one vote per share on all matters submitted to shareholders for a vote. The proposed Amendment to the Articles of Incorporation would create no material differences between shares of the Common Stock prior to the Amendment and the shares of the Common Stock after the Amendment.

	Authorization of the additional shares of the Common Stock will have no effect on the rights of the existing holders of the Common Stock and their rights will continue as described in the preceding paragraph, unless and until such shares are issued, in which event the only effect will be a dilution of the voting rights of such holders as a result of the increased number of outstanding shares of the Common Stock.

	Although the issuance of additional shares of the Common Stock would theoretically increase the amount necessary to pay dividends, management does not anticipate, because of the current financial requirements of the Company, its financial condition and the terms of the outstanding shares of the Preferred Stock (assuming such shares would be issued), that dividends will be paid in the foreseeable future.

	The fact that the Company may issue so many additional shares may, in the opinion of management, have a depressive effect on the market price for the Common Stock.

	The number of the additional shares which may be issued and the extent of dilution of voting rights cannot be predicted because the Board does not know for what number of shares, if any, whether part or all of the outstanding stock options or warrants will be exercised. In addition, the Board does not know the number of shares, whether of the Common Stock or securities convertible or exercisable into shares of the Common Stock, that may be issued in future private placements or public offerings, or which may be used to effectuate future acquisitions.

	For the reasons described above, the Board of Directors recommends that the shareholders vote FOR increase in the authorized number of shares of the Common Stock. Approval of the increase in the authorized number of shares of the Common Stock requires the affirmative vote of a majority of all of the outstanding shares entitled to vote at the Annual Meeting and proxies not marked to the contrary will be so voted at the Annual Meeting.

<PAGE 16>

                        INTEREST OF MANAGEMENT

	Because Peter J. Jegou, a director and an executive officer of the Company, has outstanding options and warrants to purchase shares of the Common Stock and each director and executive officer (including Mr. Jegou) may be granted options in the future, they have an interest in having the proposed Amendment to increase the number of authorized shares of the Common Stock approved by the shareholders. Other than the election of directors, there is no other proposal in the Notice of Annual Meeting as to which the directors and executive officers have any special interest, although they recommend the approval of all proposals by the shareholders.


                         FINANCIAL STATEMENTS

	The following financial statements, management's discussion and analysis and market information, all of which appear in the Company's 1996 Annual
Report on Form 10-KSB for the year ended May 31, 1996, a copy of which accompanies this Proxy Statement, are incorporated herein by this reference:

                                                      										  Page
											                                                       in 1996
											                                                        Annual
				Item							                                                    Report
    ----                                                           ------

	1.	Report of Certified Public Accountants ...................	       F-1

	2.	Consolidated Balance Sheet at May 31, 1996...............	        F-2

	3.	Consolidated Statements of Operations for the
  		Years Ended May 31, 1996 and 1995......................... 	      F-4

	4.	Consolidated Statements of Stockholders' Equity for
  		the Years Ended May 31, 1996 and 1995.....................  	     F-5

	5.	Consolidated Statements of Cash Flow for the Years
  		Ended Years Ended May 31, 1996 and 1995...................        F-6

	6.	Notes to Consolidated Financial Statements................        F-7

	7.	Management's Discussion and Analysis or Plan of
  		Operations................................................        17

	8.	Market Information........................................        16

<PAGE 17>


	The following financial statements and management's discussion and analysis, all of which appear in the Company's Quarterly Report on Form 10-QSB, as amended, for the quarter ended November 30, 1996, a copy of which report accompanies this Proxy Statement, are incorporated herein by this reference:

                                                   											Page
                                                   											in Form
         				Item							                                      10-QSB/A
             ----                                             --------

	1.	Consolidated Balance Sheet at May 31, 1996........... 	    3

	2.	Consolidated Statements of Operations for the Quarter
  		Ended November 30, 1996 and 1995..................... 	    5

	3.	Consolidated Statements of Operations for the
  		Six Months Ended November 30, 1996 and 1995..........      6

	4.	Consolidated Statements of Cash Flows for the
  		Six Months Ended November 30, 1996 and 1995.......... 	    7

	5.	Notes to Financial Statements-November 30, 1996...... 	    8

	6.	Management's Discussion and Analysis or Plan of
  		Operation............................................  	   12

           	OTHER MATTERS COMING BEFORE THE ANNUAL MEETING

	As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Annual Meeting other than the first four proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.


                            	MISCELLANEOUS

	The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by the officers or directors of the Company.

	Shareholder proposals for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Shareholders must be received no later than a reasonable time before the solicitation is made.

<PAGE 18>

	A copy of the 1996 Annual Report accompanies this Proxy Statement. There will be no separate Annual Report to shareholders other than the Annual Report on Form 10-KSB for the fiscal year ended May 31, 1996, (i.e., the 1996 Annual Report). A copy of any exhibits to the 1996 Annual Report may be obtained by written or oral request to Walter J. Krzanowski, the Treasurer of the Company, at the following address: 150 Morris Avenue, Springfield, New Jersey 07081 or telephone number: (201) 467-0266. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.

	                               					By Order of the Board of Directors

                              						/s/Carol A. Kulina-Jegou
                                    ------------------------
                             						Carol A. Kulina-Jegou
                             						Secretary

March 20, 1997

<PAGE 19>

	Table of Contents

                                 						Page
Notice of the Annual Meeting						                    Creative Learning, Inc.
   of Shareholders				                      N/A       Notice of Annual Meeting
Proxy Statement:				                          1       of Shareholders
Voting Securities				                         1
Proposal One: Election of Directors 		        2
   Nominees for Election 			                  2
   Family Relationships of Nominees     	     3
   Business History of Nominees		             3
   Committees and Board Meetings		            4
Management					                               4
   Directors and Executive Officers		         4
   Business History				                       5
   Family Relationships			                    5
   Executive Compensation			                  5
   Summary Compensation Table		               5
   Stock Option Grants for Fiscal Year		      6
    Ended May 31, 1996
   Aggregated Stock Option Exercises in 	     6
      Last Fiscal Year and Fiscal Year-End
      Stock Option Values 			                 6
   Stock Options and Warrants to Directors    7
      and Certain Officers
   Compensation to Directors	               		8
   Employment Agreements			                   8
   Compliance with Section 16(a) of the      	8
      Exchange Act
   Certain Transactions			                   	8
Security Ownership of Certain Beneficial	     9
     Holders and Management
Proposal Two:  Appointment of Independent    12
     Auditors
Proposal Three:  Approval of the Change of 	 13
     the Name of the Company
Proposal Four:  Approval of the Increase in  14
      the Number of Authorized Shares of
      Common Stock
   Effect on Shareholders			                 15
Interest of Management			                    16
Financial Statements				                     16

<PAGE 20>

Other Matters Coming Before the Annual 	     17
    Meeting					                              7
Miscellaneous					                           18


	                                         										April 11, 1997
<PAGE I>


                 	CREATIVE LEARNING PRODUCTS, INC.,
	           150 Morris Avenue, Springfield, New Jersey  07081
	                              PROXY
         	This Proxy is Solicited on Behalf of the Board of Directors


	The undersigned hereby appoints Peter J. Jegou and Carol A. Kulina-Jegou as
Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the
Common Stock of Creative Learning Products, Inc. held of record by the undersigned on March 17, 1997 at the Annual Meeting of Shareholders to be held on April 18, 1997 or at any adjournment thereof.

1.	Election of PETER J. JEGOU, CAROL A. KULINA-JEGOU, ROBERT W. BEREND, HARVEY
FREEMAN, AND LEE S. ROSEN, _________________ and __________________  AS
DIRECTORS OF THE COMPANY.

	[] FOR all nominees listed above

	FOR all nominees listed above EXCEPT:_______________________________________

	(INSTRUCTION: To withhold authority to vote on any individual nominee, write his name in the space above.)

	[] WITHHOLD AUTHORITY to vote for all the nominees listed above

2.	Proposal to Ratify the Appointment of BDO Seidman, LLP as Independent Public
   Accountants of the Company
			[] FOR		[] AGAINST 		[] ABSTAIN

3.	Proposal to Approve Amendment to Certificate of Incorporation to change the name of the Company
			[] FOR 		 [] AGAINST		[]  ABSTAIN

4.	Proposal to Approve Amendment to Certificate of Incorporation to increase the authorized shares of Common Stock of the Company
			[] FOR		[] AGAINST 		[] ABSTAIN


5.	To transact such other business as may come before the Annual Meeting or any adjournment thereof.

	This proxy, when executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

                                          Please sign exactly as your
                                          name appears below.  When
                                          shares are held by joint
                                          tenants, please both sign.
                                          When signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such.
                                          If a corporation, please sign in
                                          full corporate name by the
                                          President or other
                                          partnership name by a duly
                                          authorized person.



                                          ____________________________
                                     										Signature


	                                          ____________________________
                                     										Signature, if held jointly

                                       				Date: ________________, 1997